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                                                                    Exhibit 10.1

                    ATA TESTING AUTHORITY (HOLDINGS) LIMITED

                              SHARE INCENTIVE PLAN


                                     PREFACE

     This Plan is divided into two separate equity programs: (1) the option grant program set forth in Section 5 under which Eligible Persons (as defined in Section 3) may, at the discretion of the Administrator, be granted Options, and
(2) the share award program set forth in Section 6 under which Eligible Persons may, at the discretion of the Administrator, be awarded restricted or unrestricted Common Shares. Section 2 of this Plan contains the general rules regarding the administration of this Plan. Section 3 sets forth the requirements for eligibility to receive an Award grant under this Plan. Section 4 describes the authorized shares of the Company that may be subject to Awards granted under this Plan. Section 7 contains other provisions applicable to all Awards granted under this Plan. Section 8 provides definitions for certain capitalized terms used in this Plan and not otherwise defined herein.

1.   PURPOSE OF THE PLAN.

     The purpose of this Plan is to promote the success of the Company and the interests of its shareholders by providing a means through which the Company may grant equity-based incentives to attract, motivate, retain and reward certain officers, employees, directors and other eligible persons and to further link the interests of Award recipients with those of the Company's shareholders generally.

2.   ADMINISTRATION.

     2.1 ADMINISTRATOR. This Plan shall be administered by and all Awards under this Plan shall be authorized by the Administrator. The "ADMINISTRATOR" means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by the International Business Companies Act of the British Virgin Islands and any other applicable law, to one or more officers of the Company, its powers under this Plan (a) to designate the officers and employees of the Company and its Affiliates who will receive grants of Awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Memorandum and Articles of Association of the Company or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the

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          unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

     2.2 PLAN AWARDS; INTERPRETATION; POWERS OF ADMINISTRATOR. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of Awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

          (a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

          (b) grant Awards to Eligible Persons, determine the price and number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards will become exercisable or will vest (which may include, without limitation, performance and/or time-based schedules) or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;

          (c) approve the forms of Award Agreements, which need not be identical either as to type of Award or among Participants;

          (d) construe and interpret this Plan and any Award Agreement or other agreements defining the rights and obligations of the Company, its Affiliates, and Participants under this Plan, make factual determinations with respect to the administration of this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards;

          (e) cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards, subject to any required consent under Section 7.7.4;

          (f) accelerate or extend the vesting or exercisability or extend the term of any or all outstanding Awards (within the maximum ten-year term of Awards under Sections 5.4.2 and 6.5) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature);

          (g)  determine Fair Market Value for purposes of this Plan and Awards;

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          (h)  determine the duration and purposes of leaves of absence that may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and

          (i) determine whether, and the extent to which, adjustments are required pursuant to Section 7.3 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7.3.

     2.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Company, any Affiliate, the Board or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor the Administrator, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

     2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Administrator or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company. No director, officer or agent of the Company or any of its Affiliates shall be liable for any such action or determination taken or made or omitted in good faith.

     2.5 DELEGATION. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or any of its Affiliates or to third parties.

3.   ELIGIBILITY.

     Awards may be granted under this Plan only to those persons that the Administrator determines to be Eligible Persons. An "ELIGIBLE PERSON" means any person who qualifies as one of the following at the time of grant of the respective Award:

     (a) an officer (whether or not a director) or employee of the Company or any of its Affiliates;

     (b)  any member of the Board; or

     (c) any director of one of the Company's Affiliates, or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its

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          Affiliates, as applicable, in a capital raising transaction or as a market maker or promoter of that entity's securities) to the Company or one of its Affiliates.

     An advisor or consultant may be selected as an Eligible Person pursuant to clause (c) above only if such person's participation in this Plan would not adversely affect (1) the Company's eligibility to rely on the Rule 701 exemption from registration under the Securities Act for the offering of shares issuable under this Plan by the Company, or (2) the Company's compliance with any other applicable laws.

     An Eligible Person may, but need not, be granted one or more Awards pursuant to Section 5 and/or one or more Awards pursuant to Section 6. An Eligible Person who has been granted an Award under this Plan may, if otherwise eligible, be granted additional Awards under this Plan if the Administrator so determines. However, a person's status as an Eligible Person is not a commitment that any Award will be granted to that person under this Plan. Furthermore, an Eligible Person who has been granted an Award under Section 5 is not necessarily entitled to an Award under Section 6, or vice versa, unless otherwise expressly determined by the Administrator.

     Each Award granted under this Plan must be approved by the Administrator at or prior to the grant of the Award.

4.   SHARES SUBJECT TO THE PLAN.

     4.1 SHARES AVAILABLE. Subject to the provisions of Section 7.3.1, the shares that may be delivered under this Plan will be the Company's authorized but unissued Common Shares. The Common Shares issued and delivered may be issued and delivered for any lawful consideration.

     4.2 SHARE LIMITS. Subject to the provisions of Section 7.3.1 and further subject to the share counting rules of Section 4.3, the maximum number of Common Shares that may be delivered pursuant to Awards granted under this Plan will not exceed 2,595,108 shares.* As required under U.S. Treasury Regulation Section 1.422-2(b)(3)(i), in no event will the number of Common Shares that may be delivered pursuant to Incentive Stock Options granted under this Plan exceed the Share Limit.

     4.3 REPLENISHMENT AND REISSUE OF UNVESTED AWARDS. To the extent that an Award is settled in cash or a form other than Common Shares, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the

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* Award grants (including the number of shares subject to Awards granted) must be structured to satisfy the requirements of Rule 701 promulgated under the Securities Act and applicable "blue sky" laws. Unless a higher percentage is approved by at least two-thirds of the outstanding shares entitled to vote, at no time shall the total number of shares subject to this Plan exceed a number of shares which is equal to 30% of the then-outstanding number of the Company's Common Shares (convertible preferred or convertible senior Common Shares will be counted on an as if converted basis).

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          maximum number of Common Shares issuable at any time pursuant to such
          Award, plus (b) the number of Common Shares that have previously been issued pursuant to Awards granted under this Plan, plus (c) the maximum number of Common Shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Notwithstanding the foregoing, Common Shares that are subject to or underlie Options granted under this Plan that expire or for any reason are canceled or terminated without having been exercised (or Common Shares subject to or underlying the unexercised portion of such Options in the case of Options that were partially exercised), as well as Common Shares that are subject to Share Awards made under this Plan that are forfeited to the Company or otherwise repurchased by the Company prior to the vesting of such shares for a price not greater than the original purchase or issue price of such shares (as adjusted pursuant to Section 7.3.1) will again, except to the extent prohibited by law or applicable listing or regulatory requirements (and subject to any applicable limitations of the Code in the case of Awards intended to be Incentive Stock Options), be available for subsequent Award grants under this Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Company or one of its Affiliates to satisfy the tax withholding obligations related to any Award, shall be available for subsequent awards under this Plan.

     4.4 RESERVATION OF SHARES. The Company shall at all times reserve a number of Common Shares sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan.

5.   OPTION GRANT PROGRAM.

     5.1 OPTION GRANTS IN GENERAL. Each Option shall be evidenced by an Award Agreement in the form approved by the Administrator. The Award Agreement evidencing an Option shall contain the terms established by the Administrator for that Option, as well as any other terms, provisions, or restrictions that the Administrator may impose on the Option or any Common Shares subject to the Option; in each case subject to the applicable provisions and limitations of this Section 5 and the other applicable provisions and limitations of this Plan. The Administrator may require that the recipient of an Option promptly execute and return to the Company his or her Award Agreement evidencing the Option. In addition, the Administrator may require that the spouse of any married recipient of an Option also promptly execute and return to the Company the Award Agreement evidencing the Option granted to the recipient or such other spousal consent form that the Administrator may require in connection with the grant of the Option.

     5.2 TYPES OF OPTIONS. The Administrator will designate each Option granted under this Plan to a U.S. resident as either an Incentive Stock Option or a Nonqualified

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          Option, and such designation shall be set forth in the applicable
          Award Agreement. Any Option granted under this Plan to a U.S. resident that is not expressly designated in the applicable Award Agreement as an Incentive Stock Option will be deemed to be designated a Nonqualified Option under this Plan and not an "incentive stock option" within the meaning of Section 422 of the Code. Incentive Stock Options shall be subject to the provisions of Section 5.5 in addition to the provisions of this Plan applicable to Options generally. The Administrator may designate any Option granted under this Plan to a non-U.S. resident in accordance with the rules and regulations applicable to options in the jurisdiction in which such person is a resident. The Administrator may, in its discretion, designate any Option as an Early Exercise Option pursuant to Section 5.9.

     5.3  OPTION PRICE.

          5.3.1     Pricing Limits. Subject to the following provisions of this
                    Section 5.3.1, the Administrator will determine the purchase price per share of the Common Shares covered by each Option (the "exercise price" of the Option) at the time of the grant of the Option, which exercise price will be set forth in the applicable Award Agreement. In no case will the exercise price of an Option be less than the greater of:

                    (a)  the nominal value of the Common Shares;

                    (b) in the case of an Incentive Stock Option and subject to clause (c) below, 100% of the Fair Market Value of the Common Shares on the date of grant; or

                    (c) in the case of an Incentive Stock Option granted to a Participant described in Section 5.6, 110% of the Fair Market Value of the Common Shares on the date of grant.

          5.3.2 Payment Provisions. The Company will not be obligated to deliver certificates for the Common Shares to be purchased on exercise of an Option unless and until it receives full payment of the exercise price therefor, all related withholding obligations under Section 7.6 have been satisfied, and all other conditions to the exercise of the Option set forth herein or in the Award Agreement have been satisfied. The purchase price of any Common Shares purchased on exercise of an Option must be paid in full at the time of each purchase in such lawful consideration as may be permitted or required by the Administrator, which may include, without limitation, one or a combination of the following methods:

                    (a) cash, check payable to the order of the Company, or electronic funds transfer;

                    (b) notice and third party payment in such manner as may be authorized by the Administrator;

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                    (c)  the delivery of previously owned Common Shares;

                    (d) by a reduction in the number of Common Shares otherwise deliverable pursuant to the Award;

                    (e) subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise"; or

                    (f) if authorized by the Administrator or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 5.3.3.

                    In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable law. In the event that the Administrator allows a Participant to exercise an Award by delivering Common Shares previously owned by such Participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of an option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Common Shares used to satisfy the exercise price of an Option (whether previously-owned shares or shares otherwise deliverable pursuant to the terms of the Option) shall be valued at their Fair Market Value on the date of exercise. Unless otherwise expressly provided in the applicable Award Agreement, the Administrator may eliminate or limit a Participant's ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Company. The Administrator may take all actions necessary to alter the method of Option exercise and the exchange and transmittal of proceeds with respect to Participants resident in the People's Republic of China ("PRC") not having permanent residence in a country other than the PRC in order to comply with applicable PRC foreign exchange and tax regulations.

          5.3.3 Acceptance of Notes to Finance Exercise. The Company may, with the Administrator's approval in each specific case, accept one or more promissory notes from any Eligible Person in connection with the exercise of any Option; provided that any such note shall be subject to the following terms and conditions:

                    (a) The principal of the note shall not exceed the amount required to be paid to the Company upon the exercise, purchase or acquisition of one or more Awards under this Plan and the note shall be delivered directly to the Company in consideration of such exercise, purchase or acquisition.

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                    (b)  The initial term of the note shall be determined by the
                         Administrator; provided that the term of the note, including extensions, shall not exceed a period of five years.

                    (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Administrator, but not less than the interest rate necessary to avoid the imputation of interest under the Code and to avoid any adverse accounting consequences in connection with the exercise, purchase or acquisition.

                    (d) If the employment or services of the Participant by or to the Company and its Affiliates terminates, the unpaid principal balance of the note shall become due and payable on the 30th business day after such termination; provided, however, that if a sale of the shares acquired on exercise of the Option would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions) in securities of the Company by the Participant subsequent to such termination.

                    (e) If required by the Administrator or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby or other collateral, in compliance with applicable law.

                    The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with all applicable rules and regulations, including those of the Federal Reserve Board of the United States and any applicable law, as then in effect.

     5.4  VESTING; TERM; EXERCISE PROCEDURE.

          5.4.1 Vesting. Except as provided in Section 5.9, an Option may be exercised only to the extent that it is vested and exercisable. The Administrator will determine the vesting and/or exercisability provisions of each Option (which may be based on performance criteria, passage of time or other factors or any combination thereof), which provisions will be set forth in the applicable Award Agreement. Unless the Administrator otherwise expressly provides, once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option. To the extent required to satisfy applicable securities laws and subject to Section 5.7, no Option (except an Option granted to an officer, director, or consultant of the Company or any of its Affiliates) shall vest and become exercisable at a rate of less than 20% per year over five years after the date the Option is granted.

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          5.4.2     Term. Each Option shall expire not more than 10 years after its date of grant. Each Option will be subject to earlier termination as provided in or pursuant to Sections 5.7 and
                    7.3. Any payment of cash or delivery of shares in payment of or pursuant to an Option may be delayed until a future date if specifically authorized by the Administrator in writing and by the Participant.

          5.4.3 Exercise Procedure. Any exercisable Option will be deemed to be exercised when the Company receives written notice of such exercise from the Participant (on a form and in such manner as may be required by the Administrator), together with any required payment made in accordance with Section
                    5.3 and Section 7.6 and any written statement required pursuant to Section 7.5.1.

          5.4.4 Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Administrator, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares (subject to adjustment pursuant to Section 7.3.1) may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

     5.5  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

          5.5.1 US$100,000 Limit. To the extent that the aggregate Fair Market Value of shares with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds US$100,000, taking into account both Common Shares subject to Incentive Stock Options under this Plan and shares subject to incentive stock options under all other plans of the Company or any of its Affiliates, such options will be treated as nonqualified options. For this purpose, the Fair Market Value of the shares subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the US$100,000 limit, the most recently granted options will be reduced (recharacterized as nonqualified options) first. To the extent a reduction of simultaneously granted options is necessary to meet the US$100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which Common Shares are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

          5.5.2 Other Code Limits. Incentive Stock Options may only be granted to individuals that are employees of the Company or one of its Affiliates and satisfy the other eligibility requirements of the Code. Any Award Agreement relating to Incentive Stock Options will contain or shall be deemed to contain such other terms and conditions as from time to time

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                    are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

          5.5.3 ISO Notice of Sale Requirement. Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Company of any sale or other transfer of the Common Shares acquired on such exercise if the sale or other transfer occurs within (a) one year after the exercise date of the Option, or (b) two years after the grant date of the Option.

     5.6 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns (or is deemed to own under Section 424(d) of the Code) outstanding shares of the Company (or any of its Affiliates) possessing more than 10% of the total combined voting power of all classes of shares of the Company (or any of its Affiliates), unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the shares subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     5.7  EFFECTS OF TERMINATION OF EMPLOYMENT ON OPTIONS.

          5.7.1 Dismissal for Cause. Unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 5.4.2 or 7.3, if a Participant's employment by or service to the Company or any of its Affiliates is terminated by such entity for Cause, the Participant's Option will terminate on the Participant's Severance Date, whether or not the Option is then vested and/or exercisable.

          5.7.2 Death or Disability. Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 5.4.2 or 7.3, if a Participant's employment by or service to the Company or any of its Affiliates terminates as a result of the Participant's death or Total Disability:

                    (a) the Participant (or his or her Personal Representative or Beneficiary, in the case of the Participant's Total Disability or death, respectively), will have until the date that is 12 months after the Participant's Severance Date to exercise the Participant's Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

                    (b) the Option, to the extent not vested and exercisable on the Participant's Severance Date, shall terminate on the Severance Date; and

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                    (c)  the Option, to the extent exercisable for the 12-month period following the Participant's Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

          5.7.3 Other Terminations of Employment. Unless otherwise provided in the Award Agreement (consistent with applicable securities laws) and subject to earlier termination pursuant to or as contemplated by Section 5.4.2 or 7.3, if a Participant's employment by or service to the Company or any of its Affiliates terminates for any reason other than a termination by such entity for Cause or because of the Participant's death or Total Disability:

                    (a) the Participant will have until the date that is 90 days after the Participant's Severance Date to exercise his or her Option (or portion thereof) to the extent that it was vested and exercisable on the Severance Date;

                    (b) the Option, to the extent not vested and exercisable on the Participant's Severance Date, shall terminate on the Severance Date; and

                    (c) the Option, to the extent exercisable for the 90-day period following the Participant's Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 90-day period.

     5.8 OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS. Subject to Section 4 and Section 7.7 and the specific limitations on Options contained in this Plan, the Administrator from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the exercise price, the vesting schedule, the number of shares subject to, or the term of, an Option granted under this Plan by cancellation of an outstanding Option and a subsequent regranting of the Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result in, among other changes, an exercise price that is higher or lower than the exercise price of the original or prior Option, provide for a greater or lesser number of Common Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

     5.9 EARLY EXERCISE OPTIONS. The Administrator may, in its discretion, designate any Option as an Early Exercise Option which, by express provision in the applicable Award Agreement, may be exercised prior to the date such Option has vested. If the Participant elects to exercise all or a portion of an Early Exercise Option before it is vested, the Common Shares acquired under the Option which are attributable to the unvested portion of the Option shall be Restricted Shares. The applicable Award Agreement will specify the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting

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          and other rights in respect of such Restricted Shares prior to vesting, and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Unless otherwise expressly provided in the applicable Award Agreement, such Restricted Shares shall be subject to the provisions of Sections 6.6 through 6.9, below.

6.   SHARE AWARD PROGRAM.

     6.1 SHARE AWARDS IN GENERAL. Each Share Award shall be evidenced by an Award Agreement in the form approved by the Administrator. The Award Agreement evidencing a Share Award shall contain the terms established by the Administrator for that Share Award, as well as any other terms, provisions, or restrictions that the Administrator may impose on the Share Award; in each case subject to the applicable provisions and limitations of this Section 6 and the other applicable provisions and limitations of this Plan. The Administrator may require that the recipient of a Share Award promptly execute and return to the Company his or her Award Agreement evidencing the Share Award. In addition, the Administrator may require that the spouse of any married recipient of a Share Award also promptly execute and return to the Company the Award Agreement evidencing the Share Award granted to the recipient or such other spousal consent form that the Administrator may require in connection with the grant of the Share Award.

     6.2 TYPES OF SHARE AWARDS. The Administrator shall designate whether a Share Award shall be a Restricted Share Award, and such designation shall be set forth in the applicable Award Agreement.

     6.3  PURCHASE PRICE.

          6.3.1     Pricing Limits. Subject to the following provisions of this
                    Section 6.3, the Administrator will determine the purchase price per share of the Common Shares covered by each Share Award at the time of grant of the Award. In no case will such purchase price be less than the greater of:

                    (a)  the nominal value of the Common Shares;

                    (b) 85% of the Fair Market Value of the Common Shares on the date of grant, or at the time the purchase is consummated; or

                    (c) 100% of the Fair Market Value of the Common Shares on the date of grant, or at the time the purchase is consummated, in the case of any person who owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or one of its Affiliates.

          6.3.2 Payment Provisions. The Company will not be obligated to record in the Company's register of members, or issue certificates evidencing, Common Shares awarded under this
                    Section 6 unless and until it receives full payment of the purchase price therefor and all other conditions to the purchase, as determined by the Administrator, have been satisfied, at which point the relevant shares shall be issued and noted in the Company's register of members. The purchase price of any shares subject to a Share Award must be paid in full at the time of the purchase in such lawful consideration as may be permitted or required by the Administrator, which may include, without limitation, one or a combination of the methods set forth in clauses (a) through (f) in Section
                    5.3.2 and/or past services rendered to the Company or any of its Affiliates.

     6.4 VESTING. The restrictions imposed on the Common Shares subject to a Restricted Share Award (which may be based on performance criteria, passage of time or other factors or any combination thereof) will be set forth in the applicable Award Agreement. To the extent required to satisfy applicable securities laws, the restrictions imposed on the Common Shares subject to a Restricted Share Award (other than an Award granted to an officer, director, or consultant of the Company or any of its Affiliates, which may include more restrictive provisions) shall lapse as to such shares, subject to Section 6.8, at a rate of at least 20% of the shares subject to the Award per year over the five years after the date the Award is granted.

     6.5 TERM. A Share Award shall either vest or be repurchased by the Company not more than 10 years after the date of grant. Each Share Award will be subject to earlier repurchase as provided in or pursuant to Sections 6.8 and 7.3. Any payment of cash or delivery of shares in payment for a Share Award may be delayed until a future date if specifically authorized by the Administrator in writing and by the Participant.

     6.6 SHARE CERTIFICATES; FRACTIONAL SHARES. Share certificates evidencing Restricted Shares will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Company or by a third party designated by the Administrator until the restrictions on such shares have lapsed, the shares have vested in accordance with the provisions of the Award Agreement and Section 6.4, and any related loan has been repaid. Fractional share interests will be disregarded, but may be accumulated. The Administrator, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

     6.7 DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant holding Restricted Shares will be entitled to cash dividend and voting rights for all Restricted Shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which are repurchased by the Company.

     6.8 TERMINATION OF EMPLOYMENT; RETURN TO THE COMPANY. Unless the Administrator otherwise expressly provides, Restricted Shares subject to an Award that remain subject to vesting conditions that have not been satisfied by the time specified in the applicable Award Agreement (which may include, without limitation, the Participant's Severance Date), will not vest and will be reacquired by the Company in such manner and on such terms as the Administrator provides, which terms shall include return or repayment of the lower of (a) the Fair Market Value of the Restricted Shares at the time of the termination, or (b) the original purchase price of the Restricted Shares, without interest, to the Participant to the extent not prohibited by law. The Award Agreement shall specify any other terms or conditions of the repurchase if the Award fails to vest.

     6.9 WAIVER OF RESTRICTIONS. Subject to Sections 4 and 7.7 and the specific limitations on Share Awards contained in this Plan, the Administrator from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any adjustment in the vesting schedule, or the restrictions upon or the term of, a Share Award granted under this Plan by amendment, by substitution of an outstanding Share Award, by waiver or by other legally valid means.

7.   PROVISIONS APPLICABLE TO ALL AWARDS.

     7.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

          7.1.1 Employment Status. No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

          7.1.2 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or related to any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company or any of its Affiliates, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company or any Affiliate to change such person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause at any time. Nothing in this
                    Section 7.1.2, or in Section 7.3 or 7.15, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract. An Award Agreement shall not constitute a contract of employment or service.

          7.1.3 Plan Not Funded. Awards payable under this Plan will be payable in Common Shares or from the general assets of the Company, and (except as to the share reservation provided in Section 4.4) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Common Shares, except as expressly provided) of the Company or any of its Affiliates by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or any of its Affiliates and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

          7.1.4 Charter Documents. The Memorandum and Articles of Association of the Company, as may lawfully be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Shares (including additional restrictions and limitations on the voting or transfer of Common Shares) or priorities, rights and preferences as to securities and interests prior in rights to the Common Shares. To the extent that these restrictions and limitations are greater than those set forth in this Plan or any Award Agreement, such restrictions and limitations shall apply to any Common Shares acquired pursuant to the exercise of Awards and are incorporated herein by this reference.

     7.2  NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

          7.2.1 Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 7.2, by applicable law and by the Award Agreement, as the same may be amended:

                    (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge;

                    (b)  Awards will be exercised only by the Participant; and

                    (c) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of), and, in the case of Common Shares, registered in the name of, the Participant.

                    In addition, the shares shall be subject to the restrictions set forth in the applicable Award Agreement.

          7.2.2 Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 7.2.1 will not apply to:

                    (a)  transfers to the Company;

                    (b) transfers by gift to "immediate family" as that term is defined in SEC Rule 16a-1(e) promulgated under the Exchange Act;

                    (c) the designation of a Beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's Beneficiary, or, in the absence of a validly designated Beneficiary, transfers by will or the laws of descent and distribution; or

                    (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's duly authorized legal representative.

                    Notwithstanding anything else in this Section 7.2.2 to the contrary, but subject to compliance with all applicable laws, Incentive Stock Options and Restricted Share Awards will be subject to any and all transfer restrictions under the Code applicable to such awards or necessary to maintain the intended tax consequences of such Awards. Notwithstanding clause (b) above but subject to compliance with all applicable laws, any contemplated transfer by gift to "immediate family" as referenced in clause (b) above is subject to the condition precedent that the transfer be approved by the Administrator in order for it to be effective.

     7.3  ADJUSTMENTS; CHANGES IN CONTROL.

          7.3.1 Adjustments. Upon or in contemplation of any reclassification, recapitalization, share split (including a share split in the form of a share dividend) or reverse share split ("share split"); any merger, amalgamation, combination, consolidation or other reorganization; any split-up, spin-off, or similar extraordinary dividend distribution in respect of the Common Shares (whether in the form of securities or property); any exchange of Common Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Shares; or a sale of substantially all the assets of the Company as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

                    (a) proportionately adjust any or all of (1) the number of Common Shares or the number and type of other securities that thereafter may be made the subject of Awards (including the specific share limits, maxima and numbers of shares set forth elsewhere in this Plan),
                         (2) the number, amount and type of Common Shares (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price of any or all outstanding Awards, or (4) the securities, cash or other property deliverable upon exercise or vesting of any outstanding Awards, or

                    (b) make provision for a settlement by a cash payment or for the assumption, substitution or exchange of any or all outstanding

                         Awards (or the cash, securities or other property deliverable to the holder(s) of any or all outstanding Awards) based upon the distribution or consideration payable to holders of the Common Shares upon or in respect of such event.

                    The Administrator may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash, securities or other property settlement. In the case of Options, but without limitation on other methodologies, the Administrator may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the exercise price of the Option to the extent of the then vested and exercisable shares subject to the Option.

                    The Administrator may make adjustments to and/or accelerate the exercisability of Options in a manner that disqualifies the Options as Incentive Stock Options without the written consent of the Option holders affected thereby.

                    In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

                    Any adjustment by the Administrator pursuant to this Section
                    7.3.1 shall be final, binding, and conclusive. Unless otherwise expressly provided by the Administrator, in no event shall a conversion of one or more outstanding shares of the Company's preferred shares (if any) or any new issuance of securities by the Company for consideration be deemed, in and of itself, to require an adjustment pursuant to this Section 7.3.1.

                    In the case of any event described in the first paragraph of this Section 7.3.1, if no action is formally taken by the Administrator in the circumstances with respect to then-outstanding Awards, the proportionate adjustments contemplated by clause (a) above shall nevertheless be deemed to have been made with respect to the Awards outstanding at the time of such event in order to preserve the intended level of incentives.

          7.3.2 Consequences of a Change in Control Event. Subject to Sections 7.3.4 through 7.3.6, upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the occurrence of a Change in Control Event:

                    (a) each Option will become immediately vested and exercisable, and

                    (b) Restricted Shares will immediately vest free of forfeiture restrictions and/or restrictions giving the Company the right to repurchase the shares at their original purchase price;

                    provided, however, that such acceleration provision shall not apply, unless otherwise expressly provided by the Administrator, with respect to any Award to the extent that the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the Award, or the Award would otherwise continue in accordance with its terms, in the circumstances.

                    The foregoing Change in Control Event provisions shall not in any way limit the authority of the Administrator to accelerate the vesting of one or more Awards in such circumstances (including, but not limited to, a Change in Control Event) as the Administrator may determine to be appropriate, regardless of whether accelerated vesting of all or a portion of the Award(s) is otherwise required or contemplated by the foregoing in the circumstances.

          7.3.3 Early Termination of Awards. Any Award, the vesting of which has been accelerated to the extent required in the circumstances as contemplated by Section 7.3.2 (or would have been so accelerated but for Section 7.3.4 or 7.3.6), shall terminate upon the related Change in Control Event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such Award and provided that, in the case of Options that will not survive or be substituted for, assumed, exchanged, or otherwise continued or settled in the Change in Control Event, the holder of such Award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding Options in accordance with their terms before the termination of such Awards (except that in no case shall more than ten days' notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event). For purposes of this
                    Section 7.3, an Award shall be deemed to have been "assumed" if (without limiting other circumstances in which an Award is assumed) the Award continues after the Change in Control Event, and/or is assumed and continued by a Parent (as such term is defined in the definition of Change in Control Event) following a Change in Control Event, and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the Award, for each Common Share subject to the Award immediately prior to the Change in Control Event, the consideration (whether cash, shares, or other securities or property) received in the Change in Control Event by the shareholders of Company for each Common Share sold or exchanged in such transaction (or the consideration received by a majority of the shareholders participating in such transaction if the shareholders were offered a choice of consideration); provided, however, that if the consideration offered for a Common Share in the transaction is not solely the ordinary or common shares of a successor Company or a Parent, the Board may provide for the consideration to be received upon exercise or payment of the Award, for each share subject to the Award, to be solely ordinary or common shares (as applicable) of the successor Company or a Parent equal in Fair Market Value to the per share consideration received by the shareholders participating in the Change in Control Event.

          7.3.4 Other Acceleration Rules. Any acceleration of Awards pursuant to this Section 7.3 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event that triggered such acceleration. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of this Section
                    7.3 as to any Award by express provision in the applicable Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable US$100,000 limitation on Incentive Stock Options is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Option.

          7.3.5 Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

          7.3.6 Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7.3 to the contrary, in no event shall an Award be accelerated under this Section 7.3 to an extent or in a manner which would not be fully deductible by the Company or one of its Affiliates for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Company or one of its Affiliates because of Section 280G of the Code. If a holder of an Award would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company or one of its Affiliates is not denied federal income tax deductions for any "parachute payments" because of Section

                    280G of the Code. Notwithstanding the foregoing, if a Participant is a party to an employment or other agreement with the Company or one of its Affiliates, or is a participant in a severance program sponsored by the Company or one of its Affiliates that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or
                    Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any Awards held by that Participant (for example, and without limitation, a Participant may be a party to an employment agreement with the Company or one of its Affiliates that provides for a "gross-up" as opposed to a "cut-back" in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any Awards held by that Participant).

     7.4  TERMINATION OF EMPLOYMENT OR SERVICES.

          7.4.1 Events Not Deemed a Termination of Employment. Unless the Administrator otherwise expressly provides with respect to a particular Award, if a Participant's employment by or service to the Company or an Affiliate terminates but immediately thereafter the Participant continues in the employ of or service to another Affiliate or the Company, as applicable, the Participant shall be deemed to have not had a termination of employment or service for purposes of this Plan and the Participant's Awards. Unless the express policy of the Company or the Administrator otherwise provides, a Participant's employment relationship with the Company or any of its Affiliates shall not be considered terminated solely due to any sick leave, military leave, or any other leave of absence authorized by the Company or any Affiliate or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Participant on an approved leave of absence, continued vesting of the Award while on leave from the employ of or service with the Company or any of its Affiliates will be suspended until the Participant returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term of the Award set forth in the Award Agreement.

          7.4.2 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate, a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of such Affiliate who does not continue as an Eligible Person in respect of another Affiliate that continues as such after giving effect to the transaction or other event giving rise to the change in status.

          7.4.3     Administrator Discretion. Notwithstanding the provisions of
                    Section 5.7 or 6.8, in the event of, or in anticipation of, a termination of employment or service with the Company or any of its Affiliates for any reason, the Administrator may accelerate the vesting and exercisability of all or a portion of the Participant's Award, and/or, subject to the provisions of Sections 5.4.2 and 7.3, extend the exercisability period of the Participant's Option upon such terms as the Administrator determines and expressly sets forth in or by amendment to the Award Agreement.

          7.4.4 Termination of Consulting or Affiliate Services. If the Participant is an Eligible Person solely by reason of clause
                    (c) of Section 3, the Administrator shall be the sole judge of whether the Participant continues to render services to the Company or any of its Affiliates, unless a written contract or the Award Agreement otherwise provides. If, in these circumstances, the Company or any Affiliate notifies the Participant in writing that a termination of the Participant's services to the Company or any Affiliate has occurred for purposes of this Plan, then (unless the contract or the Award Agreement otherwise expressly provides), the Participant's termination of services with the Company or Affiliate for purposes of this Plan shall be the date which is 10 days after the mailing of the notice by the Company or Affiliate or, in the case of a termination for Cause, the date of the mailing of the notice.

     7.5  COMPLIANCE WITH LAWS.

          7.5.1 General. This Plan, the granting and vesting of Awards under this Plan, and the offer, issuance and delivery of Common Shares, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, applicable foreign laws, rules and regulations (including but not limited to state and federal securities laws, and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

          7.5.2 Compliance with Securities Laws. No Participant shall sell, pledge or otherwise transfer Common Shares acquired pursuant to an Award or any interest in such shares except in accordance with the express terms of this Plan and the applicable Award Agreement. Any attempted transfer in violation of this Section 7.5 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of Common Shares acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws and unless and until:

                    (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

                    (b) such disposition is made in accordance with Rule 144 under the Securities Act; or

                    (c) such Participant notifies the Company of the proposed disposition and furnishes the Company with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Company, furnishes to the Company an opinion of counsel acceptable to the Company's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

                    Notwithstanding anything else herein to the contrary, neither the Company or any Affiliate has any obligation to register the Common Shares or file any registration statement under either federal or state securities laws, nor does the Company or any Affiliate make any representation concerning the likelihood of a public offering of the Common Shares or any other securities of the Company or any Affiliate.

          7.5.3 Share Legends. All certificates evidencing Common Shares issued or delivered under this Plan shall bear the following legends and/or any other appropriate or required legends under applicable laws:

                    "OWNERSHIP OF THIS CERTIFICATE, THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE COMPANY, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION."

                    "THE SHARES ARE SUBJECT TO THE COMPANY'S RIGHT OF FIRST REFUSAL AND CALL RIGHTS TO REPURCHASE THE SHARES UNDER THE COMPANY'S SHARE INCENTIVE PLAN AND AGREEMENTS WITH THE COMPANY THEREUNDER, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE COMPANY."

                    "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE

                    PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS."

          7.5.4 Delivery of Financial Statements. The Company shall deliver annually to Participants such financial statements of the Company as are required to satisfy applicable securities laws.

          7.5.5 Confidential Information. Any financial or other information relating to the Company obtained by Participants in connection with or as a result of this Plan or their Awards shall be treated as confidential.

     7.6  TAX WITHHOLDING.

          7.6.1 Tax Withholding. Upon any exercise, vesting, or payment of any Award or upon the disposition of Common Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of
                    Section 422 of the Code, the Company or any of its Affiliates shall have the right at its option to:

                    (a) require the Participant (or the Participant's Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company or Affiliate may be required to withhold with respect to such Award event or payment;

                    (b) deduct from any amount otherwise payable (in respect of an Award or otherwise) in cash to the Participant (or the Participant's Personal Representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company or Affiliate may be required to withhold with respect to such Award event or payment; or

                    (c) reduce the number of Common Shares to be delivered by (or otherwise reacquire shares held by the Participant at least 6 months) the appropriate number of Common Shares, valued at their then Fair Market Value, to satisfy the minimum withholding obligation.

                    In any case where a tax is required to be withheld (including taxes in the PRC where applicable) in connection with the delivery of Common Shares under this Plan (including the sale of Common Shares as may be required to comply with foreign exchange rules in the PRC for Participants resident in the PRC), the Administrator may in its sole discretion (subject to

                    Section 7.5) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Administrator's approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

          7.6.2 Tax Loans. If so provided in the Award Agreement or otherwise authorized by the Administrator, the Company may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company or any of its Affiliates may be required to withhold with respect to Common Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section
                    7.6.1. Such a loan will be for a term and at a rate of interest and pursuant to such other terms and conditions as the Company may establish, subject to compliance with applicable law. Such a loan need not otherwise comply with the provisions of Section 5.3.3.

     7.7  PLAN AND AWARD AMENDMENTS, TERMINATION AND SUSPENSION.

          7.7.1 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any period that the Board suspends this Plan.

          7.7.2 Shareholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

          7.7.3 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 2.2 and 7.7.4) may make other changes to the terms and conditions of Awards.

          7.7.4 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7.3 shall not be deemed to constitute changes or amendments for purposes of this Section 7.7.

     7.8 PRIVILEGES OF SHARE OWNERSHIP. Except as otherwise expressly authorized by the Administrator or this Plan or in the Award Agreement, a Participant will not be entitled to any privilege of share ownership as to any Common Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     7.9 SHARE-BASED AWARDS IN SUBSTITUTION FOR AWARDS GRANTED BY OTHER COMPANY. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee share options, share appreciation rights, restricted shares or other share-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company or one of its Affiliates, in connection with a distribution, merger, amalgamation or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Affiliates, directly or indirectly, of all or a substantial part of the shares or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Shares in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Affiliates in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

     7.10 EFFECTIVE DATE OF THE PLAN. This Plan is effective upon the Effective Date, subject to approval by the shareholders of the Company within twelve months after the date the Board approves this Plan.

     7.11 TERM OF THE PLAN. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the 10th anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

     7.12 GOVERNING LAW/SEVERABILITY.

          7.12.1 Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the British Virgin Islands.

          7.12.2 Severability. If it is determined that any provision of this Plan or an Award Agreement is invalid and unenforceable, the remaining provisions of this Plan and/or the Award Agreement, as applicable, will continue in effect provided that the essential economic terms of this Plan and the Award can still be enforced.

     7.13 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     7.14 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

     7.15 NO RESTRICTION ON CORPORATE POWERS. The existence of this Plan, the Award Agreements, and the Awards granted hereunder, shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Affiliate's capital structure or its business; (b) any merger, amalgamation, consolidation or change in the ownership of the Company or any Affiliate; (c) any issue of bonds, debentures, capital, preferred or prior preference shares ahead of or affecting the Company's authorized shares or the rights thereof; (d) any dissolution or liquidation of the Company or any Affiliate; (e) any sale or transfer of all or any part of the Company or any Affiliate's assets or business; or (f) any other corporate act or proceeding by the Company or any Affiliate. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Company or any employees, officers or agents of the Company or any Affiliate, as a result of any such action.

     7.16 OTHER COMPANY COMPENSATION OR BENEFIT PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Affiliate, except where the Administrator or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or any Affiliate.

8.   DEFINITIONS.

     "ADMINISTRATOR" has the meaning given to such term in Section 2.1.

     "AFFILIATE" means (a) any entity (other than the Company) in an unbroken chain of entities ending with the Company if, at the time of the determination, each of the entities other than the Company owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other entities in such chain, or (b) any entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the determination, each of the entities other than the last entity in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other entities in such chain

     "AWARD" means an award of any Option or Share Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "AWARD AGREEMENT" means any writing, approved by the Administrator, setting forth the terms of an Award that has been duly authorized and approved.

     "AWARD DATE" means the date upon which the Administrator took the action granting an Award or such later date as the Administrator designates as the Award Date at the time of the grant of the Award.

     "BENEFICIARY" means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement, or another applicable contract with the Participant that defines such term for purposes of determining the effect that a "for cause" termination has on the Participant's options and/or share awards) a termination of employment or service based upon a finding by the Company or any of its Affiliates, acting in good faith and based on its reasonable belief at the time, that the Participant:

     (a) has been negligent in the discharge of his or her duties to the Company or any Affiliate, has refused to perform stated or assigned duties or is incompetent in or

          (other than by reason of a disability or analogous condition) incapable of performing those duties;

     (b) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information;

     (c) has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or any of its Affiliates; or has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses);

     (d) has materially breached any of the provisions of any agreement with the Company or any of its Affiliates;

     (e) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or any of its Affiliates; or

     (f) has improperly induced a vendor or customer to break or terminate any contract with the Company or any of its Affiliates or induced a principal for whom the Company or any Affiliate acts as agent to terminate such agency relationship.

     A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Administrator) on the date on which the Company or any Affiliate first delivers written notice to the Participant of a finding of termination for Cause.

     "CHANGE IN CONTROL EVENT" means any of the following:

     (a) Approval by shareholders of the Company (or, if no shareholder approval is required, by the Board alone) of the complete dissolution or liquidation of the Company, other than in the context of a Business Combination that does not constitute a Change in Control Event under paragraph (c) below;

     (b) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "PERSON")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then-outstanding Common Shares of the Company (the "OUTSTANDING COMPANY COMMON SHARES") or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that, for purposes of this paragraph (b), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or a successor, (D) any acquisition by any entity pursuant to a Business Combination, (E) any acquisition by a Person described in and satisfying the conditions of Rule 13d-1(b) promulgated under the Exchange Act, or (F) any acquisition by a Person who is the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Outstanding Company Common Shares and/or the Outstanding Company Voting Securities on the Effective Date (or an affiliate, heir, descendant, or related party of or to such Person);

     (c) Consummation of a reorganization, amalgamation, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any other entity a majority of whose outstanding voting shares or voting power is beneficially owned directly or indirectly by the Company (a "SUBSIDIARY"), a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or shares of another entity by the Company or any of its Subsidiaries (each, a "BUSINESS COMBINATION"), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding ordinary or common shares and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets directly or through one or more subsidiaries (a "PARENT")), and (2) no Person (excluding any individual or entity described in clauses (C), (E) or (F) of paragraph
          (b) above) beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, more than 50% of, respectively, the then-outstanding ordinary or common shares of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 50% existed prior to the Business Combination.

     provided, however, that a transaction shall not constitute a Change in Control Event if it is in connection with the underwritten public offering of the Company's securities.

     "CODE" means the Internal Revenue Code of 1986 of the United States, as amended from time to time.

     "COMMON SHARES" means the Company's Common Shares, nominal value US$0.01 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 7.3.1 of this Plan.

     "COMPANY" means ATA Testing Authority (Holdings) Limited, an international business company organized under the laws of the British Virgin Islands, and its successors.

     "EARLY EXERCISE OPTION" shall mean an Option eligible for exercise prior to vesting in accordance with the provisions of Section 5.9 of this Plan. An Early Exercise Option may be a Nonqualified Option or an Incentive Stock Option, as designated by the Administrator in the applicable Award Agreement.

     "EFFECTIVE DATE" means the date the Board approved this Plan.

     "ELIGIBLE PERSON" has the meaning given to such term in Section 3 of this Plan.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United States, as amended from time to time.

     "FAIR MARKET VALUE," for purposes of this Plan and unless otherwise determined or provided by the Administrator in the circumstances, means as follows:

     (a) If the Common Shares are listed or admitted to trade on the New York Stock Exchange or other national securities exchange (the "EXCHANGE"), the Fair Market Value shall equal the closing price of a Common Share as reported on the composite tape for securities on the Exchange for the date in question, or, if no sales of Common Shares were made on the Exchange on that date, the closing price of a Common Share as reported on said composite tape for the next preceding day on which sales of Common Shares were made on the Exchange. The Administrator may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the last closing price of a Common Share as reported on the composite tape for securities listed on the Exchange available on the date in question or the average of the high and low trading prices of a Common Share as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day.

     (b) If the Common Shares are not listed or admitted to trade on the a national securities exchange, the Fair Market Value shall equal the last price of a Common Share as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through the NASDAQ National Market Reporting System (the "NATIONAL MARKET") for the date in question, or, if no sales of Common Shares were reported by the NASD through the National Market on that date, the last price of a Common Share as furnished by the NASD through the National Market for the next preceding day on which sales of Common Shares were reported by the NASD. The Administrator may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the last closing price of a Common Share as furnished by the NASD through the National Market available on the date in question or the average of the high and low trading prices of a Common Share as furnished by the NASD through the National Market for the date in question or the most recent trading day.

     (c) If the Common Shares are not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the Fair

          Market Value shall equal the mean between the bid and asked price for a Common Share on such date, as furnished by the NASD or a similar organization.

     (d) If the Common Shares are not listed or admitted to trade on a national securities exchange, are not reported on the National Market Reporting System and if bid and asked prices for the shares are not furnished by the NASD or a similar organization, the Fair Market Value shall be the value as reasonably determined by the Administrator for purposes of the Award in the circumstances.

     The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

     Any determination as to Fair Market Value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons with respect to Awards granted under this Plan.

     "INCENTIVE STOCK OPTION" means an Option that is designated and intended as an "incentive stock option" within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

     "NONQUALIFIED OPTION" means an Option that is not an "incentive stock option" within the meaning of Section 422 of the Code and includes any Option designated or intended as a Nonqualified Option and any Option designated or intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

     "OPTION" means an option to purchase Common Shares granted under Section 5 of this Plan. The Administrator will designate any Option granted to an employee of the Company or an Affiliate as a Nonqualified Option or an Incentive Stock Option and may also designate any Option as an Early Exercise Option.

     "PARTICIPANT" means an Eligible Person who has been granted and holds an Award under this Plan.

     "PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

     "PLAN" means this ATA Testing Authority (Holdings) Limited Share Incentive Plan, as it may hereafter be amended from time to time.

     "PUBLIC OFFERING DATE" means the date the Common Shares are first registered under the Exchange Act and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System.

     "RESTRICTED SHARES" means Common Shares awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such remain unvested and restricted under the terms of the applicable Award Agreement.

     "RESTRICTED SHARE AWARD" means an award of Restricted Shares.

     "SECURITIES ACT" means the Securities Act of 1933 of the United States, as amended from time to time.

     "SEVERANCE DATE" with respect to a particular Participant means, unless otherwise provided in the applicable Award Agreement:

     (a) if the Participant is an Eligible Person under clause (a) of Section 3 and the Participant's employment by the Company or any of its Affiliates terminates (regardless of the reason), the last day that the Participant is actually employed by the Company or such Affiliate (unless, immediately following such termination of employment, the Participant is a member of the Board or, by express written agreement with the Company or any of its Affiliates, continues to provide other services to the Company or any Affiliate as an Eligible Person under clause (c) of Section 3, in which case the Participant's Severance Date shall not be the date of such termination of employment but shall be determined in accordance with clause (b) or (c) below, as applicable, in connection with the termination of the Participant's other services);

     (b)  if the Participant is not an Eligible Person under clause (a) of
          Section 3 but is an Eligible Person under clause (b) thereof, and the Participant ceases to be a member of the Board (regardless of the reason), the last day that the Participant is actually a member of the Board (unless, immediately following such termination, the Participant is an employee of the Company or any of its Affiliates or, by express written agreement with the Company or any of its Affiliates, continues to provide other services to the Company or any Affiliate as an Eligible Person under clause (c) of Section 3, in which case the Participant's Severance Date shall not be the date of such termination but shall be determined in accordance with clause (a) above or (c) below, as applicable, in connection with the termination of the Participant's employment or other services);

     (c) if the Participant is not an Eligible Person under clause (a) or clause (b) of Section 3 but is an Eligible Person under clause (c) thereof, and the Participant ceases to provide services to the Company or any of its Affiliates as determined in accordance with Section
          7.4.4 (regardless of the reason), the last day that the

          Participant actually provides services to the Company or such Affiliate as an Eligible Person under clause (c) of Section 3 (unless, immediately following such termination, the Participant is an employee of the Company or any of its Affiliates or is a member of the Board, in which case the Participant's Severance Date shall not be the date of such termination of services but shall be determined in accordance with clause (a) or (b) above, as applicable, in connection with the termination of the Participant's employment or membership on the Board).

     "SHARE AWARD" means an award of Common Shares under Section 6 of this Plan. A Share Award may be a Restricted Share Award or an award of unrestricted Common Shares.

     "TOTAL DISABILITY" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Administrator may include.

                    ATA TESTING AUTHORITY (HOLDINGS)
                                    LIMITED
                              SHARE INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            PAGE

1.   PURPOSE OF THE PLAN.......................................................1

2.   ADMINISTRATION............................................................1

     2.1  Administrator........................................................1

     2.2  Plan Awards; Interpretation; Powers of Administrator.................2

     2.3  Binding Determinations...............................................3

     2.4  Reliance on Experts..................................................3

     2.5  Delegation...........................................................3

3.   ELIGIBILITY...............................................................3

4.   SHARES SUBJECT TO THE PLAN................................................4

     4.1  Shares Available.....................................................4

     4.2  Share Limits.........................................................4

     4.3  Replenishment and Reissue of Unvested Awards.........................4

     4.4  Reservation of Shares................................................5

5.   OPTION GRANT PROGRAM......................................................5

     5.1  Option Grants in General.............................................5

     5.2  Types of Options.....................................................5

     5.3  Option Price.........................................................6

     5.4  Vesting; Term; Exercise Procedure....................................8

     5.5  Limitations on Grant and Terms of Incentive Stock Options............9

     5.6  Limits on 10% Holders...............................................10

     5.7  Effects of Termination of Employment on Options.....................10

     5.8  Option Repricing/Cancellation and Regrant/Waiver of Restrictions....11

     5.9  Early Exercise Options..............................................11

6.   SHARE AWARD PROGRAM......................................................12

     6.1  Share Awards in General.............................................12

     6.2  Types of Share Awards...............................................12

     6.3  Purchase Price......................................................12

     6.4  Vesting.............................................................13

     6.5  Term................................................................13

     6.6  Share Certificates; Fractional Shares...............................13

     6.7  Dividend and Voting Rights..........................................13
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                                TABLE OF CONTENTS
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     6.8  Termination of Employment; Return to the Company....................13

     6.9  Waiver of Restrictions..............................................14

7.   PROVISIONS APPLICABLE TO ALL AWARDS......................................14

     7.1  Rights of Eligible Persons, Participants and Beneficiaries..........14

     7.2  No Transferability; Limited Exception to Transfer Restrictions......15

     7.3  Adjustments; Changes in Control.....................................16

     7.4  Termination of Employment or Services...............................21

     7.5  Compliance with Laws................................................22

     7.6  Tax Withholding.....................................................24

     7.7  Plan and Award Amendments, Termination and Suspension...............25

     7.8  Privileges of Share Ownership.......................................26

     7.9  Share-Based Awards in Substitution for Awards Granted by Other
          Company.............................................................26

     7.10 Effective Date of the Plan..........................................26

     7.11 Term of the Plan....................................................26

     7.12 Governing Law/Severability..........................................27

     7.13 Captions............................................................27

     7.14 Non-Exclusivity of Plan.............................................27

     7.15 No Restriction on Corporate Powers..................................27

     7.16 Other Company Compensation or Benefit Programs......................27

8.   DEFINITIONS..............................................................28
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